REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Empower Annuity Insurance Company of America and the Contract Owners of PRIAC Variable Contract Account A

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in Appendix A of PRIAC Variable Contract Account A (the “Separate Account”) as of December 31, 2022, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting the Separate Account as of December 31, 2022, and the results of their operations and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended December 31, 2021 and financial highlights for each of the years in the four-year period ended December 31, 2021 were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with mutual fund companies; when replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 27, 2023

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Subaccounts of PRIAC Variable Contract Account A

AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM Balanced Fund (Class Z)
Vanguard Balanced Index Fund (Institutional Shares)
PGIM 60/40 Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Empower Annuity Insurance Company and

the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below for the year ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of PRIAC Variable Contract Account A for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Balanced Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)

Basis for Opinions

These financial statements are the responsibility of Empower Annuity Insurance Company (formerly known as Prudential Retirement Insurance and Annuity Company) management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of PRIAC Variable Contract Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of PRIAC Variable Contract Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 13, 2022

We have served as the auditor of one or more of the subaccounts of PRIAC Variable Contract Account A since 2006.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, www.pwc.com/us

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2022

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

ASSETS
Investment in the portfolios, at fair value	$13,590,361	$15,750,008	$7,616,807	$24,987,681	$186,400,162	$83,610,675
Due from (due to) the Company	4	3	8	71	(4)	265

Net Assets	13,590,365	15,750,011	7,616,815	24,987,752	186,400,158	83,610,940

NET ASSETS, representing:
Equity of Participants	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940
Equity of the Company	-	-	-	-	-	-

	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940

Units outstanding	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508

Portfolio shares held	566,501	728,156	431,303	1,712,658	4,699,954	7,947,783
Portfolio net asset value per share	$23.99	$21.63	$17.66	$14.59	$39.66	$10.52
Investment in portfolio shares, at cost	$8,548,608	$8,494,633	$5,329,728	$24,411,699	$185,413,225	$91,195,214

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

INVESTMENT INCOME
Dividend income	$-	$-	$-	$498,084	$3,583,139	$2,191,863

EXPENSES
Charges for mortality and expense risk, and for administration	101,085	168,542	83,613	270,181	2,290,396	841,284

NET INVESTMENT INCOME (LOSS)	(101,085)	(168,542)	(83,613)	227,903	1,292,743	1,350,579

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	1,661,628	2,557,571
Net realized gain (loss) on shares redeemed	(3,948)	(58,104)	(48,767)	(460,940)	(1,262,349)	(1,120,098)
Net change in unrealized appreciation (depreciation) on investments	(1,538,573)	(2,693,065)	(1,388,480)	(4,593,412)	(41,757,093)	(17,862,266)

NET GAIN (LOSS) ON INVESTMENTS	(1,542,521)	(2,751,169)	(1,437,247)	(5,054,352)	(41,357,814)	(16,424,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,643,606)	$(2,919,711)	$(1,520,860)	$(4,826,449)	$(40,065,071)	$(15,074,214)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2022

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

OPERATIONS
Net investment income (loss)	$(101,085)	$(168,542)	$(83,613)	$227,903	$1,292,743	$1,350,579
Capital gains distributions received	-	-	-	-	1,661,628	2,557,571
Net realized gain (loss) on shares redeemed	(3,948)	(58,104)	(48,767)	(460,940)	(1,262,349)	(1,120,098)
Net change in unrealized appreciation (depreciation) on investments	(1,538,573)	(2,693,065)	(1,388,480)	(4,593,412)	(41,757,093)	(17,862,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,643,606)	(2,919,711)	(1,520,860)	(4,826,449)	(40,065,071)	(15,074,214)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,619,695	3,232,186	403,497	4,512,458	23,854,396	18,968,767
Participant loans	-	-	-	(80,303)	(160,150)	(27,539)
Participant repayments and interest	-	-	-	60,243	503,847	64,065
Surrenders, withdrawals and death benefits	(304,360)	(1,016,935)	(831,354)	(3,344,931)	(24,978,990)	(7,733,309)
Net transfers between other subaccounts or fixed rate option	-	-	-	(16)	-	(90)
Other charges	-	(50)	(25)	(19,188)	(9,550)	(2,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,315,335	2,215,201	(427,882)	1,128,263	(790,447)	11,269,101

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,671,729	(704,510)	(1,948,742)	(3,698,186)	(40,855,518)	(3,805,113)

NET ASSETS
Beginning of year	9,918,636	16,454,521	9,565,557	28,685,938	227,255,676	87,416,053

End of year	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940

Beginning units	446,085	794,112	536,292	1,020,288	12,042,588	5,789,598
Units issued	321,270	190,648	26,746	195,729	1,589,083	1,411,754
Units redeemed	(24,921)	(66,540)	(51,669)	(143,772)	(1,564,364)	(572,844)

Ending units	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2021

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)

	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021	1/1/2021 to 12/31/2021

OPERATIONS
Net investment income (loss)	$(95,565)	$(175,430)	$(98,847)	$154,447	$643,866	$4,469,269
Capital gains distributions received	-	-	-	2,708,821	4,031,346	361,549
Net realized gain (loss) on shares redeemed	31,840	104,536	14,709	184,372	624,143	48,062
Net change in unrealized appreciation (depreciation) on investments	1,435,127	1,864,113	560,361	319,582	20,950,402	4,861,732

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,371,402	1,793,219	476,223	3,367,222	26,249,757	9,740,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	635,579	2,380,854	1,684,830	3,386,296	187,559,193	36,351,568
Participant loans	-	-	-	(47,052)	(140,383)	(12,960)
Participant repayments and interest	-	-	-	44,663	474,723	62,859
Surrenders, withdrawals and death benefits	(524,100)	(1,815,433)	(413,203)	(2,945,397)	(38,743,041)	(7,602,370)
Net transfers between other subaccounts or fixed rate option	213,938	213,936	220,420	-	-	-
Other charges	(25)	(3)	(72)	(15,203)	(7,556)	(1,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	325,392	779,354	1,491,975	423,307	149,142,936	28,797,147

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	(1,354)	(4,622)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,696,794	2,572,573	1,968,198	3,790,529	175,391,339	38,533,137

NET ASSETS
Beginning of year	8,221,842	13,881,948	7,597,359	24,895,409	51,864,337	48,882,916

End of year	$9,918,636	$16,454,521	$9,565,557	$28,685,938	$227,255,676	$87,416,053

Beginning units	428,114	747,588	448,032	998,606	2,496,350	3,732,507
Units issued	57,180	204,222	111,913	136,328	11,528,678	2,599,144
Units redeemed	(39,209)	(157,698)	(23,653)	(114,646)	(1,982,440)	(542,053)

Ending units	446,085	794,112	536,292	1,020,288	12,042,588	5,789,598

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2022

Note 1: General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Empower Annuity Insurance Company (“EAIC”) (formerly known as Prudential Retirement Insurance and Annuity Company). EAIC is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (the “Company”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of EAIC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business EAIC may conduct.

Prudential Retirement Security Annuity (“PRSA”)

Prudential Retirement Security Annuity II (“PRSA II”)

Prudential Retirement Security Annuity Ill (“PRSA Ill”)

Prudential Retirement Security Annuity IV (“PRSA IV”)

Prudential Retirement Security Annuity VI (“PRSA VI”)

Prudential Retirement Security Annuity VII (“PRSA VII”)

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401 (a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

PGIM Balanced Fund (Class Z)

Vanguard Balanced Index Fund (Institutional Shares)

PGIM 60/40 Allocation Fund (Class R6)

There were no mergers during the period ended December 31, 2022.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The PGIM

Note 1: General (continued)

Balanced Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC (“PGIM Investments”). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits.

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company, now known as Empower Annuity Insurance Company of America (EAICA) by ceding of certain insurance policies through reinsurance which includes the Account and contracts. The reinsurance agreement does not extinguish Prudential Financial’s obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, Prudential and EAICA also entered into an Administrative Services Agreement whereby EAICA administers and services the contracts.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2022, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 1.

Note 4: Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2022 were as shown below.

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$5,603,017	$388,766
AST Balanced Asset Allocation Portfolio	3,224,061	1,177,402
AST Preservation Asset Allocation Portfolio	451,173	962,668
PGIM Balanced Fund (Class Z)	4,166,463	3,308,367
Vanguard Balanced Index Fund (Institutional Shares)	20,391,569	23,472,411
PGIM 60/40 Allocation Fund (Class R6)	19,273,112	8,845,204

Note 6: Financial Highlights

EAIC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by EAIC and funded through the Account. Only contract designs within the Account that had contract owner units outstanding during the respective periods were considered when determining the ranges, which exclude EAIC’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by EAIC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	-18.10%	to	-17.69%
December 31, 2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
December 31, 2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%
December 31, 2018	529	$13.35	to	$14.15	$7,445	0.00%	1.45%	to	1.95%	-8.04%	to	-7.57%

	AST Balanced Asset Allocation Portfolio
December 31, 2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	-17.46%	to	-17.05%
December 31, 2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
December 31, 2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%
December 31, 2019	807	$15.72	to	$16.81	$13,550	0.00%	0.95%	to	1.95%	6.82%	to	17.70%
December 31, 2018	846	$13.42	to	$14.23	$11,937	0.00%	1.45%	to	1.95%	-6.78%	to	-6.31%

	AST Preservation Asset Allocation Portfolio
December 31, 2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	-16.83%	to	-16.42%
December 31, 2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%
December 31, 2020	448	$16.85	to	$16.99	$7,597	0.00%	0.95%	to	1.45%	7.51%	to	8.05%
December 31, 2019	380	$14.71	to	$15.73	$5,968	0.00%	0.95%	to	1.95%	5.73%	to	13.09%
December 31, 2018	343	$13.07	to	$13.86	$4,725	0.00%	1.45%	to	1.95%	-4.73%	to	-4.25%

	PGIM Balanced Fund (Class Z)
December 31, 2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	-17.01%	to	-16.89%
December 31, 2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%
December 31, 2020	999	$23.29	to	$25.99	$24,895	1.60%	1.00%	to	1.15%	7.87%	to	8.03%
December 31, 2019	969	$19.34	to	$24.05	$22,531	1.19%	1.00%	to	1.65%	7.23%	to	18.25%
December 31, 2018	1,614	$17.45	to	$18.26	$28,795	1.64%	1.15%	to	1.65%	-6.75%	to	-6.28%

	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2022	12,067	$14.59	to	$19.26	$186,400	1.81%	1.15%	to	1.20%	-17.86%	to	-17.81%
December 31, 2021	12,043	$17.75	to	$23.44	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%
December 31, 2020	2,496	$20.49	to	$20.78	$51,864	1.81%	1.20%	to	1.30%	14.90%	to	27.40%
December 31, 2019	3,408	$17.83	to	$17.83	$60,776	2.25%	1.30%	to	1.30%	20.22%	to	20.22%
December 31, 2018	3,545	$11.29	to	$14.83	$52,589	2.18%	1.08%	to	1.32%	-4.08%	to	-3.86%

Note 6: Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio*** Lowest — Highest
	PGIM 60/40 Allocation Fund (Class R6)
December 31, 2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	-16.60%	to	-16.48%
December 31, 2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%
December 31, 2020	3,733	$13.06	to	$13.40	$48,883	2.31%	1.00%	to	1.15%	9.42%	to	9.59%
December 31, 2019	1,889	$11.11	to	$12.23	$22,630	2.97%	1.00%	to	1.65%	9.29%	to	20.86%
December 31, 2018	385	$9.86	to	$9.86	$3,800	4.27%	1.65%	to	1.65%	-5.67%	to	-5.67%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**

These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2022 or from the effective date of the subaccount through the end of the reporting period.

Note 7: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to EAIC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge - The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge;

Note 7: Charges and Expenses (continued)

however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The following are the maximum insurance and administrative charges of the respective products, each funded through the Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values.

PRSA and PRSA II: 1.60%

PRSA Ill and PRSA VII: 1.75%

PRSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B

PRSA VI: 1.50%

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential lncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal Prudential lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.

For PRSA III, PRSA IV, PRSA VI, and PRSA VII, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for Prudential lncomeFlex for the respective products are as follows:

PRSA Ill: 1.50%

PRSA IV: 1.50% for Plan Type A and Plan Type B

PRSA VI: 1.50%

PRSA VII: 1.50%

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk, and for administration.

Transfer Fee - A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units.

Participant Loan Charges - For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time

Note 7: Charges and Expenses (continued)

the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV. This charge is a contract level charge assessed through the redemption of units.

For PRSA VI, Prudential charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 8: Other

Contractholder net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are amounts that contract owners have directed to be moved among subaccounts within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Other charges are contract level charges assessed through the redemption of units as described in Note 7, Charges and Expenses.

Due from (due to) the Company represents the amount the Company may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a due from or (due to) the Company. The due from (due to) has no effect on the contract owner’s account or the related unit value.

Note 9: Subsequent Events

Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 27, 2023. No subsequent events requiring adjustments or disclosures have occurred.